UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 26, 2016

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Campbell P. Brown, Marshall B. Farrer, and Laura L. Frazier

On May 26, 2016, the Board of Directors (the “Board”) of Brown-Forman Corporation (“Brown-Forman” or the “Company”) appointed Campbell P. Brown, Marshall B. Farrer, and Laura L. Frazier as directors of the Company. All three are fifth generation descendants of George Garvin Brown, who founded Brown-Forman in 1870.

There are no arrangements or understandings between any of Mr. Brown, Mr. Farrer or Ms. Frazier with any other persons pursuant to which they were selected as directors. As described under the heading “Certain Relationships and Related Transactions” on page 58 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 23, 2015 (the “Proxy Statement”), Messrs. Brown and Farrer are employed by the Company.

Ms. Frazier will be entitled to a prorated portion of the annual compensation paid to the Company’s non-employee directors. A summary of the compensation the Company provides its non-employee directors is described under the heading "Director Compensation" on pages 20 and 21 of the Proxy Statement.

Retirement of Martin S. Brown Jr., Sandra A. Frazier, and James S. Welch Jr.

On May 26, 2016, the Company announced that Martin S. Brown Jr., Sandra A. Frazier, and James S. Welch Jr. elected not to stand for re-election at the Company's 2016 Annual Meeting of Stockholders scheduled to be held on July 28, 2016 (the "Annual Meeting").

Each of Mr. Brown’s, Ms. Frazier’s and Mr. Welch’s decision to not stand for re-election to the Board was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

A copy of the Company’s press release relating to the foregoing is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 26, 2016, the Company announced that its Board approved a two-for-one stock split, to be paid in the form of a stock dividend, for all outstanding shares of its Class A and Class B common stock. The implementation of the stock split is subject to the approval of an increase in the number of authorized shares of Class A common stock at the Annual Meeting.

A copy of the press release announcing the Board’s approval and the anticipated record and payment dates for the stock split is furnished herewith as Exhibit 99.2. The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated May 26, 2016.
99.2	Brown-Forman Corporation Press Release dated May 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: May 26, 2016	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated May 26, 2016.
99.2	Brown-Forman Corporation Press Release dated May 26, 2016.